Exhibit 99.2

bre
Be here, be home.

The Landing at Jack London Square, Oakland, CA

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2011

bre

Be here, be home.

BRE Properties, Inc.

Second Quarter 2011

Earnings Release and

Supplemental Financial Data

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

Second Quarter 2011

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter ending June 30,
	2011	2010
Selected Financial Results

Total revenues (1)	$93,462	$83,949
Total real estate expenses (1)	$30,069	$27,713
G&A expense	$5,159	$5,233
EBITDA (2)	$59,562	$54,556
Interest expense	$18,739	$20,727
Net income	$6,172	$16,297
Funds from operations (2)	$34,852	$28,928
Net income per share (3)	$0.09	$0.26
FFO per share (2)	$0.49	$0.46

	Six Months ending June 30,
	2011	2010
Total revenues (1)	$184,066	$165,610

Total real estate expenses (1)	$59,459	$54,287
G&A expense	$10,394	$10,439
EBITDA (2)	$116,787	$108,537
Interest expense	$38,487	$41,826
Net income	$15,816	$21,822
Funds from operations (2)	$69,634	$58,307
Net income per share (3)	$0.23	$0.37
FFO per share (2)	$1.01	$0.97

	Q2 2011	Q2 2010
Financial Metrics

Debt-to-EBITDA	6.8x	7.5x
Debt-to-total market capitalization	29.9%	39.0%
Debt-to-gross assets	40.8%	45.4%
Secured debt-to-gross assets	20.2%	21.4%
Interest coverage ratio (4)	2.7x	2.3x
Fixed charge coverage ratio (4)	2.3x	2.0x

Capitalization

BRE common share price, 3/31/11	$47.18
BRE common share price, 6/30/11	$49.88

Common shares and units - Outstanding

period end	75,312
quarter average	70,640
year-to-date average	68,375
Total funded debt	$1,637,536
Preferred equity (liquidation value)	$75,000
Common equity (at market)	$3,756,563
Total market capitalization	$5,469,099
Total assets, gross at 6/30/11	$4,011,106

	Quarter ending June 30,
	2011	2010
Same-Store Operating Results

Revenue growth (%)	2.9%	-2.7%
Expense growth (%)	-0.4%	2.3%
NOI growth (%)	4.4%	-4.9%
Operating margin	68.5%	67.6%
Occupancy (avg. physical)	95.7%	95.9%
Annual turnover ratio	64.9%	65.5%

	Six Months ending June 30,
	2011	2010
Revenue growth (%)	2.2%	-3.8%
Expense growth (%)	0.0%	2.2%
NOI growth (%)	3.2%	-6.4%
Operating margin	68.4%	67.8%
Occupancy (avg. physical)	95.5%	95.5%
Annual turnover ratio	59.7%	61.3%

	Quarter ending June 30,
	2011	2010
Non Same-Store Operating Results

Revenues	$11,529	$4,188
NOI	$7,579	$2,700
Occupancy (avg. physical)	93.6%	72.2%
Gross asset value	$627,219	$230,927
Units	2,545	1,317 (5)

	Six Months ending June 30,
	2011	2010
Revenues	$21,757	$6,587
NOI	$14,285	$4,260
Occupancy (avg. physical)	93.3%	69.2%
Community Information

As of June 30, 2011
Operating:	Properties	Units

Wholly or majority owned
Same-store	68	19,275
Non same-store	9	2,545

Total	77	21,820
Joint venture	13	4,080

Development Pipeline:
Under construction	1	336
Land owned for development	6	1,938
Land under contract	3	880

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	GAAP interest expense is grossed up by adding back capitalized interest. Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(5)	Represents Q2’11 non-same-store units present as of Q2’10.

BRE Properties, Inc.

Consolidated Balance Sheets

Second Quarter 2011

(Unaudited, dollar amounts in thousands except per share data)

	June 30, 2011	December 31, 2010
ASSETS

Real estate portfolio:
Direct investments in real estate:

Investments in rental properties	$3,601,749	$3,464,466
Construction in progress	41,065	29,095
Less: accumulated depreciation	(691,921)	(640,456)

	2,950,893	2,853,105

Equity in real estate joint ventures:
Investments	69,295	61,132

Real estate held for sale, net	—	—

Land under development	242,600	183,291

Total real estate portfolio	3,262,788	3,097,528

Cash	6,829	6,357
Other assets	49,568	52,362

TOTAL ASSETS	$3,319,185	$3,156,247

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Unsecured senior notes	$724,744	$773,076
Unsecured line of credit	103,000	209,000
Mortgage loans payable	809,792	810,842
Accounts payable and accrued expenses	49,922	52,070

Total liabilities	1,687,458	1,844,988

Redeemable noncontrolling interests	38,791	34,866

Shareholders’ equity:

Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 3,000,000 and 7,000,000 shares with $25 liquidation preference issued and outstanding at June 30, 2011 and December 31, 2010, respectively.	30	70

Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 74,696,845 and 64,675,815 at June 30, 2011 and December 31, 2010, respectively.	747	647

Additional paid-in capital	1,592,159	1,275,676

Total shareholders’ equity	1,592,936	1,276,393

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,319,185	$3,156,247

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended June 30, 2011 and 2010

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 6/30/11	Quarter ended 6/30/10	Six months ended 6/30/11	Six months ended 6/30/10
REVENUES

Rental income	$89,909	$80,829	$177,254	$159,366
Ancillary income	3,553	3,120	6,812	6,244

Total revenues	93,462	83,949	184,066	165,610

EXPENSES

Real estate	$30,069	$27,713	$59,459	54,287
Provision for depreciation	27,936	22,470	52,337	44,352
Interest	18,739	20,727	38,487	41,826
General and administrative	5,159	5,233	10,394	10,439
Other expenses (1)	111	1,771	254	2,696

Total expenses	82,014	77,914	160,931	153,600

Other income	597	788	1,202	1,512

Net (loss) from extinguishment of debt	—	(558)	—	(558)

Net income before noncontrolling interests, partnership income and discontinued operations	12,045	6,265	24,337	12,964

Income from unconsolidated entities	731	526	1,372	1,073

Income from continuing operations	12,776	6,791	25,709	14,037

Discontinued operations:
Discontinued operations, net (2)	—	1,151	—	2,755
Net gain on sales of discontinued operations	—	11,681	—	11,681

Income from discontinued operations	—	12,832	—	14,436

NET INCOME	$12,776	$19,623	$25,709	$28,473

Redeemable noncontrolling interest in income	335	373	671	745
Redemption related preferred stock issuance cost	3,616	—	3,616	—

Dividends attributable to preferred stock	2,653	2,953	5,606	5,906

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,172	$16,297	$15,816	$21,822

Net income per common share - basic	$0.09	$0.26	$0.23	$0.37

Net income per common share - diluted	$0.09	$0.26	$0.23	$0.37

Weighted average shares outstanding - basic (3)	70,025	61,820	67,760	58,985

Weighted average shares outstanding - diluted (3)	70,250	61,990	67,980	59,130

(1)	For the quarter ended June 30, 2011; $111,000 of acquisition costs were reported in other expenses. For the quarter ended June 30, 2010 other expenses include a $1,300,000 one-time charge associated with the resignation of our COO and $470,000 related to acquisition costs. For the six months ended June 30, 2011; $254,000 of acquisition costs were reported in other expenses. For the six months ended June 30, 2010 other expenses include a $1,300,000 one-time charge associated with the resignation of our COO and $1,395,000 related to acquisition costs.
(2)	For 2010, includes four operating properties sold during the twelve months ending December 31, 2010.

	Quarter ended 6/30/11	Quarter ended 6/30/10	Quarter ended 6/30/11	Quarter ended 6/30/10
Rental and ancillary income	—	$3,703	—	$8,163
Real estate expenses	—	(1,464)	—	(3,095)
Provision for depreciation	—	(1,088)	—	(2,313)

Income from discontinued operations, net	—	$1,151	—	$2,755

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
REVENUES

Rental income	$89,909	$87,345	$86,162	$83,752	$80,829
Ancillary income	3,553	3,259	3,012	3,436	3,120

Total revenues	93,462	90,604	89,174	87,188	83,949

EXPENSES

Real estate	$30,069	$29,390	$28,704	$28,337	$27,713
Provision for depreciation	27,936	24,401	24,223	23,209	22,470
Interest	18,739	19,748	21,428	21,639	20,727
General and administrative	5,159	5,234	5,116	5,015	5,233
Other expenses	111	143	211	2,391	1,771

Total expenses	82,014	78,916	79,682	80,591	77,914

Other income	597	605	681	741	788
Net (loss) from extinguishment of debt	—	—	(22,949)	—	(558)
Income/(loss) from continuing operations and discontinued operations	12,045	12,293	(12,776)	7,338	6,265

Income from unconsolidated entities	731	640	586	520	526

Income/(loss) from continuing operations	12,776	12,933	(12,190)	7,858	6,791
Discontinued operations:
Discontinued operations, net (1)	—	—	401	1,862	1,151
Net gain on sales of discontinued operations	—	—	15,226	13,203	11,681

Income from discontinued operations	—	—	15,627	15,065	12,832

NET INCOME	$12,776	$12,933	$3,437	$22,923	$19,623

Redeemable noncontrolling interest in income	335	335	335	365	373
Redemption related preferred stock issuance cost	3,616	—	—	—	—
Dividends attributable to preferred stock	2,653	2,953	2,953	2,953	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,172	$9,645	$149	$19,605	$16,297

Net income per common share - basic	$0.09	$0.15	$0.00	$0.30	$0.26

Net income per common share - diluted	$0.09	$0.15	$0.00	$0.30	$0.26

Weighted average shares outstanding - basic (2)	70,025	64,890	64,305	64,050	61,820

Weighted average shares outstanding - diluted (2)	70,250	65,105	64,305	64,210	61,990

(1)	Details of earnings from discontinued operations, net:

	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
Rental and ancillary income	—	—	$885	$3,410	$3,703
Real estate expenses	—	—	(369)	(1,376)	(1,464)
Provision for depreciation	—	—	(115)	(172)	(1,088)

Income from discontinued operations, net	—	—	$401	$1,862	$1,151

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

	June 31, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
CALCULATION OF FFO

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$6,172	$9,645	$149	$19,605	$16,297
Add back/ exclude:
Depreciation from continuing operations	27,936	24,401	24,223	23,209	22,470
Depreciation from discontinued operations	—	—	115	172	1,088
Redeemable noncontrolling interest in income (1)	335	335	—	365	373
Depreciation from unconsolidated entities	514	506	501	524	486
Net (gain) on sales of discontinued operations	—	—	(15,226)	(13,203)	(11,681)
Less: Redeemable noncontrolling interests in income not convertible to common (1)	(105)	(105)	—	(105)	(105)

FUNDS FROM OPERATIONS (2)	$34,852	$34,782	$9,762	$30,567	$28,928

Allocation to participating securities (3)	($145)	($195)	($35)	($161)	($199)

Weighted average shares and equivalents outstanding - diluted	70,865	65,720	64,500	64,850	62,685

Funds from operations (per share) - diluted	$0.49	$0.53	$0.15	$0.47	$0.46

(1)	OP units were dilutive for the quarters ending June 30, 2011, March 31, 2011, September 30, 2010, and June 30, 2010. OP units were anti-dilutive for the quarter ending December 31, 2010, but dilutive for the twelve months ending December 31, 2010.
(2)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.
(3)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.

	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
NON OPERATING EXPENSE ITEMS INCLUDED IN FFO

Net loss on extinguishment of debt	—	—	$22,949	—	$558

Net loss extinguishment of debt - per share	$0.00	$0.00	$0.36	$0.00	$0.01
Acquisition costs	$111	$143	$211	$2,391	$471

Acquisition costs - per share	$0.00	$0.00	$0.00	$0.04	$0.01
Severance cost	—	—	—	—	$1,300

Severance cost - per share	$0.00	$0.00	$0.00	$0.00	$0.02
Redemption related preferred stock issuance cost	$3,616	—	—	—	—

Redemption related preferred stock issuance cost - per share	$0.05	$0.00	$0.00	$0.00	$0.00

	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
CAPITAL EXPENDITURES
Recurring capital expenditures	$4,990	$4,956	$7,129	$5,679	$6,446

Average apartment units in period	21,622	21,423	21,615	21,906	21,649
Capital expenditures per apartment unit in period	$231	$231	$330	$259	$300
Capital expenditures per apartment unit-trailing four quarters	$1,051	$1,120	$1,065	$973	$986
Revenue enhancing rehabilitation costs	$3,472	$1,659	$1,801	$1,840	$1,178

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended June 30, 2011 and 2010

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	Q2 2011	Q2 2010	% Change	Q2 2011	Q2 2010	% Change
California
San Diego	3,958	$17,510	$17,208	1.8%	$5,145	$4,925	4.5%
Inland Empire	1,807	6,553	6,491	1.0%	2,220	2,254	-1.5%
Orange County	3,349	14,651	14,262	2.7%	4,649	4,541	2.4%
Los Angeles	2,547	11,981	11,783	1.7%	3,780	4,053	-6.7%
San Francisco	3,152	16,065	15,305	5.0%	4,470	4,500	-0.7%

Subtotal; California	14,813	$66,760	$65,049	2.6%	$20,264	$20,273	0.0%

Washington
Seattle	3,160	11,237	10,858	3.5%	4,116	4,180	-1.5%

Non-Core Markets (1)	1,302	3,771	3,578	5.4%	1,372	1,398	-1.9%

Total Same-Store (2)	19,275	$81,768	$79,485	2.9%	$25,752	$25,851	-0.4%

			Net Operating Income
	No. of Communities	No. of Units	Q2 2011	Q2 2010	% Change	% of Total
California
San Diego	13	3,958	$12,365	$12,283	0.7%	22.1%
Inland Empire	7	1,807	4,333	4,237	2.3%	7.7%
Orange County	11	3,349	10,002	9,721	2.9%	17.9%
Los Angeles	12	2,547	8,201	7,730	6.1%	14.6%
San Francisco	10	3,152	11,595	10,805	7.3%	20.7%

Subtotal; California	53	14,813	$46,496	$44,776	3.8%	83.0%

Washington
Seattle	12	3,160	7,121	6,678	6.6%	12.7%

Non-Core Markets (1)	3	1,302	2,399	2,180	10.0%	4.3%

Total Same-Store (2)	68	19,275	$56,016	$53,634	4.4%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
	No. of Communities	No. of Units	Q2 2011	Q2 2010	Q2 2011	Q2 2011
“Non Same-Store” Summary
Acquired properties (3)	6	1,539	$4,514	$972	92.8%	$417,671
Lease up properties (4)	2	566	1,822	544	95.5%	179,615
Rehabilitation properties (5)	1	440	1,243	1,184	94.1%	29,933
Joint venture income (6)	13	4,080	731	526
Commercial and Other (7)	n/a	n/a	(202)	(98)
Other income	n/a	n/a	597	788
Discontinued operations (8)	4	1,530	—	2,239

Total Non Same-Store	26	8,155	$8,705	$6,155	93.6%	$627,219

Less Properties Sold 2010	(4)	(1,530)

Total All Units / NOI	90	25,900	$64,721	$59,789

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for two comparable twelve month periods, starting January 1, 2010.
(3)	Consists of NOI from six properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the three months ended June 30, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from four properties sold in 2010.

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Six Months ended June 30, 2011 and 2010

(Dollar amounts in thousands)

		Revenues			Expenses
	No. of Units	YTD 2011	YTD 2010	% Change	YTD 2011	YTD 2010	% Change
California
San Diego	3,958	$34,802	$34,483	0.9%	$10,220	$10,071	1.5%
Inland Empire	1,807	13,111	12,934	1.4%	4,264	4,462	-4.4%
Orange County	3,349	28,988	28,558	1.5%	9,327	9,008	3.5%
Los Angeles	2,547	23,791	23,602	0.8%	7,758	7,984	-2.8%
San Francisco	3,152	31,632	30,283	4.5%	9,011	8,838	2.0%

Subtotal; California	14,813	$132,324	$129,860	1.9%	$40,580	$40,363	0.5%

Washington
Seattle	3,160	22,116	21,504	2.8%	7,904	7,965	-0.8%

Non-Core Markets (1)	1,302	7,479	7,111	5.2%	2,732	2,882	-5.2%

Total Same-Store (2)	19,275	$161,919	$158,475	2.2%	$51,216	$51,210	0.0%

			Net Operating Income
	No. of Communities	No. of Units	YTD 2011	YTD 2010	% Change	% of Total
California
San Diego	13	3,958	$24,582	$24,412	0.7%	22.1%
Inland Empire	7	1,807	8,847	8,472	4.4%	8.0%
Orange County	11	3,349	19,661	19,550	0.6%	17.8%
Los Angeles	12	2,547	16,033	15,618	2.7%	14.5%
San Francisco	10	3,152	22,621	21,445	5.5%	20.4%

Subtotal; California	53	14,813	$91,744	$89,497	2.5%	82.9%

Washington
Seattle	12	3,160	14,212	13,539	5.0%	12.8%

Non-Core Markets (1)	3	1,302	4,747	4,229	12.2%	4.3%

Total Same-Store (2)	68	19,275	$110,703	$107,265	3.2%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
	No. of Communities	No. of Units	YTD 2011	YTD 2010	YTD 2011	YTD 2011
“Non Same-Store” Summary
Acquired properties (3)	6	1,539	$8,175	$1,046	92.8%	$417,671
Lease up properties (4)	2	566	3,626	795	93.9%	179,615
Rehabilitation properties (5)	1	440	2,484	2,418	94.2%	29,933
Joint venture income (6)	13	4,080	1,372	1,073
Commercial and Other (7)	n/ a	n/a	(381)	(201)
Other income	n/ a	n/a	1,202	1,512
Discontinued operations (8)	4	1,530	—	5,068

Total Non Same-Store	26	8,155	$16,478	$11,711	93.3%	$627,219

Less Properties Sold 2010	(4)	(1,530)

Total All Units / NOI	90	25,900	$127,181	$118,976

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Consists of stabilized properties owned by BRE for two comparable twelve month periods, starting January 1, 2010.
(3)	Consists of NOI from six properties acquired after January 1, 2010.
(4)	Consists of NOI from two properties fully delivered and under lease up.
(5)	Consists of NOI from one property under rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental properties. See page 8 for a reconciliation of the components of BRE’s share of joint venture net income.
(7)	Consists of NOI from commercial properties that will later be developed as multi-family and other real estate expenses. For the six months ended June 30, 2011 and 2010 other real estate expenses exceeded the NOI from commercial.
(8)	Includes results from four properties sold in 2010.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,275 Units)

Quarter Ended June 30, 2011	Q2 2011	Q2 2010	$ Change	% Change	% of Q2 2011 Operating Expenses
Property taxes	$7,112	$7,709	$(597)	-7.7%	27.5%
Insurance	997	1,011	(14)	-1.4%	3.9%
Utilities	2,103	2,061	42	2.0%	8.2%
Property management fees (1)	2,698	2,547	151	5.9%	10.5%
Other operating expenses (2)	12,842	12,523	319	2.5%	49.9%

Total operating expenses	$25,752	$25,851	$(99)	-0.4%	100.0%

Six Months Ended June 30, 2011	YTD 2011	YTD 2010	$ Change	% Change	% of YTD 2011 Operating Expenses
Property taxes	$14,335	$15,176	$(841)	-5.5%	27.9%
Insurance	1,988	1,920	68	3.5%	3.9%
Utilities	3,890	3,794	96	2.5%	7.6%
Property management fees (1)	5,262	5,071	191	3.8%	10.3%
Other operating expenses (2)	25,741	25,249	492	1.9%	50.3%

Total operating expenses	$51,216	$51,210	$6	0.0%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE- Quarter and Six Months Ended June 30, 2011

Joint Ventures	Communities	Regional Breakdown	Units	BRE equity investment (3)
Relationship 1 - 15% BRE equity ownership	11	Phx. (3) Den. (8)	3,592	$48,814
Relationship 2 - 35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	20,481

Total	13		4,080	$69,295

BRE share	Q2 2011	Q2 2010	YTD 2011	YTD 2010
Revenues	$2,019	$1,878	$4,023	$3,736
Expenses	725	748	1,469	1,464

Net Operating Income	1,294	1,130	2,554	2,272
Depreciation	515	486	1,020	966
Interest	47	118	161	234

Net Income	$731	$526	$1,372	$1,072
Third party management fees earned	$456	$425	$903	$843

(3)	During the quarter ending June 30, 2011, the Company paid the remaining debt upon maturity inside its 35% equity investment. As a result of the debt maturity, the Company’s basis in the investment increased by approximately $8,600.000. As of June 30, 2011, all of the Company’s equity investments were unlevered.

BRE Properties, Inc.

Sequential “Same-Store” Multifamily Markets Summary

Last five quarters

REVENUES

	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10
California
San Diego	1.3%	0.7%	-0.5%	0.3%	-0.4%
Inland Empire	-0.1%	0.2%	0.5%	0.3%	0.7%
Orange County	2.2%	0.3%	-0.6%	0.8%	-0.2%
Los Angeles	1.5%	0.1%	-1.1%	1.2%	-0.3%
San Francisco	3.2%	0.9%	-1.5%	2.3%	2.2%

Subtotal; California	1.8%	0.5%	-0.8%	1.1%	0.4%

Washington
Seattle	3.3%	2.2%	-1.5%	-0.5%	2.0%
Non-Core Markets (1)	1.7%	1.7%	0.0%	2.0%	1.3%

Total Same Store (3)	2.0%	0.8%	-0.8%	0.9%	0.6%

EXPENSES (2)
	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10
California
San Diego	1.4%	6.0%	-3.7%	1.0%	-4.3%
Inland Empire	8.6%	-0.7%	-11.0%	2.7%	2.1%
Orange County	-0.6%	0.9%	-2.8%	5.1%	1.7%
Los Angeles	-5.0%	-3.2%	6.1%	-4.4%	3.1%
San Francisco	-1.6%	6.6%	-3.1%	-2.3%	3.7%

Subtotal; California	-0.3%	2.3%	-2.3%	0.3%	0.9%

Washington
Seattle	8.7%	-0.6%	-3.8%	-5.2%	10.4%
Non-Core Markets (1)	0.9%	0.1%	-7.6%	5.2%	-5.8%

Total Same Store (3)	1.1%	1.8%	-2.9%	-0.3%	1.9%

NET OPERATING INCOME
	Q2’ 11	Q1’ 11	Q4’ 10	Q3’ 10	Q2’ 10
California
San Diego	1.2%	-1.4%	-0.8%	0.1%	1.3%
Inland Empire	-4.0%	0.7%	6.8%	-0.9%	0.0%
Orange County	3.6%	0.0%	0.5%	-1.2%	-1.1%
Los Angeles	4.7%	1.8%	-4.5%	4.2%	-2.0%
San Francisco	5.2%	-1.2%	-0.9%	4.2%	1.6%

Subtotal; California	2.8%	-0.3%	0.1%	1.4%	0.1%

Washington
Seattle	0.4%	3.8%	-0.2%	2.5%	-2.7%
Non-Core Markets (1)	2.2%	2.6%	5.1%	-0.1%	6.4%

Total Same Store (3)	2.4%	0.3%	0.1%	1.5%	0.0%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company’s current same-store pool totaling 19,275 units for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes - “Same-Store” properties

For the period ending June 30, 2011

Q2’11 vs. Q1’11 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q2’ 11	Q1’ 11	% Change	Q2’ 11	Q1’ 11	% Change	Q2’ 11	Q1’ 11	% Change
San Diego	3,958	$1,542	$1,531	0.7%	95.6%	95.1%	0.5%	$17,510	$17,292	1.3%
Inland Empire	1,807	1,274	1,266	0.7%	94.9%	95.6%	-0.7%	6,553	6,558	-0.1%
Orange County	3,349	1,514	1,505	0.6%	96.3%	94.8%	1.5%	14,651	14,337	2.2%
Los Angeles	2,547	1,659	1,637	1.3%	94.5%	94.4%	0.1%	11,981	11,809	1.5%
San Francisco	3,152	1,777	1,735	2.4%	95.6%	94.9%	0.7%	16,065	15,567	3.2%
Seattle	3,160	1,235	1,204	2.5%	96.0%	95.3%	0.7%	11,237	10,879	3.3%
Non Core Markets	1,302	1,016	991	2.5%	95.0%	95.8%	-0.8%	3,771	3,708	1.7%

Same Store	19,275	$1,481	$1,459	1.5%	95.5%	95.0%	0.5%	$81,766	$80,152	2.0%

Q2’11 vs. Q2’10 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	Q2’ 11	Q2’ 10	% Change	Q2’ 11	Q2’ 10	% Change	Q2’ 11	Q2’ 10	% Change
San Diego	3,958	$1,542	$1,517	1.6%	95.6%	95.5%	0.1%	$17,510	$17,208	1.8%
Inland Empire	1,807	1,274	1,242	2.5%	94.9%	96.4%	-1.5%	6,553	6,491	1.0%
Orange County	3,349	1,514	1,485	2.0%	96.3%	95.6%	0.7%	14,651	14,262	2.7%
Los Angeles	2,547	1,659	1,606	3.3%	94.5%	96.0%	-1.5%	11,981	11,783	1.7%
San Francisco	3,152	1,777	1,669	6.5%	95.6%	97.0%	-1.4%	16,065	15,305	5.0%
Seattle	3,160	1,235	1,196	3.3%	96.0%	95.8%	0.2%	11,237	10,858	3.5%
Non Core Markets	1,302	1,016	955	6.4%	95.0%	95.9%	-0.9%	3,771	3,578	5.4%

Same Store	19,275	$1,481	$1,432	3.4%	95.5%	96.0%	-0.5%	$81,766	$79,483	2.9%

YTD 2011 vs. YTD 2010 Change		Average Revenue per Unit (1)			Financial Occupancy (2)			Rental Revenue
	units	YTD 6/30/11	YTD 6/30/10	% Change	YTD 6/30/11	YTD 6/30/10	% Change	YTD 6/30/11	YTD 6/30/10	% Change
San Diego	3,958	$1,537	$1,516	1.3%	95.4%	95.8%	-0.4%	$34,802	$34,483	0.9%
Inland Empire	1,807	1,269	1,243	2.1%	95.3%	96.0%	-0.7%	13,111	12,934	1.4%
Orange County	3,349	1,510	1,490	1.3%	95.5%	95.4%	0.2%	28,988	28,558	1.5%
Los Angeles	2,547	1,648	1,605	2.7%	94.5%	96.2%	-1.8%	23,791	23,602	0.8%
San Francisco	3,152	1,757	1,667	5.4%	95.2%	96.1%	-0.9%	31,632	30,283	4.5%
Seattle	3,160	1,219	1,192	2.3%	95.7%	95.2%	0.5%	22,116	21,504	2.8%
Non Core Markets	1,302	2,007	1,908	5.2%	95.4%	95.4%	0.0%	7,479	7,111	5.2%

Same Store	19,275	$1,470	$1,431	2.7%	95.3%	95.7%	-0.5%	$161,919	$158,475	2.2%

(1)	Average revenue per unit includes rental and ancillary income earned on occupied units during the period. Ancillary income per occupied unit totals approximately $55 per unit per month. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied units at contract rates and vacant units at market rents. Vacancy loss is determined by valuing vacant units at current market rents.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of June 30, 2011 and 2010

	No. of Units	Market Rent per Unit (2)			Occupancy (3)		Turnover Ratio (4)
		Q2’11	Q2’10	% Change	Q2’11	Q2’10	2011	2010
California
San Diego	3,958	$1,527	$1,496	2.1%	95.7%	95.4%	66%	70%
Inland Empire	1,807	1,279	1,218	5.2%	95.0%	95.9%	62%	62%
Orange County	3,349	1,519	1,531	-0.8%	96.2%	95.4%	64%	61%
Los Angeles	2,547	1,674	1,644	1.7%	94.7%	96.0%	59%	60%
San Francisco	3,152	1,886	1,684	12.0%	96.3%	97.0%	53%	54%

Subtotal; California	14,813	$1,597	$1,535	4.0%	95.7%	95.9%	61%	62%

Washington

Seattle	3,160	1,276	1,149	11.1%	96.1%	95.5%	52%	57%

Non-Core Markets (1)	1,302	1,029	920	11.9%	95.9%	95.9%	69%	67%

Total/Average Same Store (5)	19,275	$1,506	$1,430	5.3%	95.7%	95.9%	60%	61%

(1)	Consists of one property in Sacramento, CA (400 Units) and two properties in Phoenix, AZ (902 units).
(2)	Represents, by region, weighted average market level rents across the quarter.
(3)	Represents average physical occupancy for the quarter.
(4)	Represents the annualized number of units turned over for the six month period, divided by the number of units in the region.
(5)	Consists of stabilized properties owned by BRE for two comparable twelve month periods, starting January 1, 2010.

“Same -Store” New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
	Q2’11	New Leases Effective (6)	Previous Resident Effective (7)	% Change	Q2’11	Renewal Effective (6)	Expiring Effective (8)	% Change	Q2’11	Current Effective (6)	Prior Effective	% Change
California
San Diego	720	$1,474	$1,457	1.1%	497	$1,531	$1,485	3.1%	1,217	$1,497	$1,469	1.9%
Inland Empire	262	1,188	1,174	1.2%	269	1,231	1,195	3.0%	531	1,209	1,184	2.1%
Orange County	489	1,497	1,453	3.0%	477	1,486	1,456	2.1%	966	1,492	1,454	2.6%
Los Angeles	390	1,620	1,576	2.8%	302	1,694	1,632	3.8%	692	1,653	1,601	3.2%
San Francisco	487	1,825	1,679	8.7%	494	1,782	1,689	5.5%	981	1,803	1,684	7.1%

Subtotal; California	2,348	$1,544	$1,491	3.6%	2,039	$1,566	$1,511	3.6%	4,387	$1,554	$1,500	3.6%

Washington
Seattle	501	1,214	1,118	8.6%	537	1,207	1,137	6.2%	1,038	1,211	1,128	7.4%
Non-Core Markets	203	988	922	7.2%	194	988	929	6.4%	397	988	925	6.8%

Total Same Store	3,052	$1,453	$1,392	4.4%	2,770	$1,456	$1,398	4.2%	5,822	$1,454	$1,395	4.3%

(6)	Represents leased rent per unit less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(7)	Represents leased rent per unit less the monthly value of concessions awarded on the prior resident for the same unit that was leased during the quarter.
(8)	Represents leased rent per unit less the monthly value of concessions awarded on the prior lease that expired during the quarter.

BRE Properties, Inc.

Debt Summary as of June 30, 2011

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE
	Secured Debt		Unsecured Debt					Weighted
	Amortization	Balloon	Floating		Fixed		Total	Avg. Rate (1)	% of Debt
Year
2011	$1,077	$—	$—				$1,077	5.49%	0.1%
2012	1,236	65,507	103,000	(2)	35,000	(3)	204,743	3.59%	12.4%
2013	872	29,639	—		40,018		70,529	6.48%	4.3%
2014	3,839	—	—		50,000		53,839	4.82%	3.3%
2015	7,962	—	—		—		7,962	5.65%	0.5%
2016	9,041	—	—		—		9,041	5.65%	0.6%
2017	9,307	—	—		300,000		309,307	5.61%	18.9%
2018	9,853	—	—		—		9,853	5.65%	0.6%
2019	6,492	317,975	—		—		324,467	5.60%	19.8%
2020	3,346	343,646	—		—		346,992	5.62%	21.2%
2021	—	—	—		300,000		300,000	5.31%	18.3%

Total	$53,025	$756,767	$103,000		$725,018		$1,637,810	5.32%	100%

WEIGHTED AVERAGE COST OF DEBT
	Balance		Weighted Avg. Term	Weighted Avg. Rate	Percentage Total Debt
Fixed Rate
Unsecured	$690,018		7.00	5.51%	42.1%
Convertible (unsecured)	34,726	(3)	0.65	6.01%	2.1%
Secured	809,792		7.51	5.60%	49.5%

	$1,534,536		7.13	5.57%	93.7%
Floating Rate
Unsecured	103,000		1.25	1.56%	6.3%

Total debt	$1,637,536		6.76	5.32%	100.0%

CAPITALIZED INTEREST
	Q2 2011	Q2 2010
Capitalized Interest	$3,554	$3,231

	YTD 2011	YTD 2010
Capitalized Interest	$6,286	$6,364

SENIOR UNSECURED DEBT RATING As of August 3, 2011

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

SELECTED DEBT COVENANTS AND CREDIT RATIOS

	Requirement	Actual
Total Debt to Gross Assets	<60%	40.8%
Total Secured Debt to Total Assets	<40%	20.2%
Total Unencumbered Assets to Unsecured Debt	>1.6	3.47
Minimum Fixed Charge Coverage	>1.5	2.35
Unencumbered NOI	N/A	68.9%

SUMMARY OF PREFERRED SHARES

Q2 2011
Total preferred shares outstanding	3,000
Liquidation value	$75,000
Dividend yield at par	6.75%

(1)	Represents the weighted average effective interest rates of BRE’s debt maturities in the year in which they become due.
(2)	Outstanding balance under $750 million senior unsecured line of credit priced at LIBOR plus 47.5 bp, maturing in September 2012.
(3)	Represents $35 million cash principal with 4.125% coupon adjusted to reflect convertible debt accounting guidance effective January 2009.

BRE Properties, Inc.

Development Summary

June 30, 2011

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Lawrence Station
Sunnyvale, CA	336	$41.1	$109.9	$68.8	Wrap	Q2 ‘12	Q1 ‘13

Total CIP	336	$41.1	$109.9	$68.8

LAND UNDER DEVELOPMENT (2)	Number of Units	Cost Incurred	Estimated Cost (3)	Balance to Fund	Product Type	Estimated Start Date
Wilshire La Brea
Los Angeles, CA	478	$113.0	TBR	TBR	Podium	2H ‘11
Town and Country
Sunnyvale, CA	280	29.0	TBR	TBR	Podium	2H ‘11
Aviara (4)
Mercer Island, WA	166	6.3	TBR	TBR	Podium	2H ‘11
Pleasanton I
Pleasanton, CA	254	17.2	TBR	TBR	Garden	TBD
Park Viridian II (5)
Anaheim, CA	400	33.7	TBR	TBR	Garden	TBD
Mission Bay (6)
San Francisco, CA	360	43.4	TBR	TBR	Podium	2H ‘12

Total Land Owned	1,938	$242.6	$856.6	$614.0

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost	Balance to Fund	Product Type
Walnut Creek BART	358	$9.1	TBR	TBR	Podium
Walnut Creek, CA
Redwood City	271	1.5	TBR	TBR	Podium
Redwood City, CA
Pleasanton II	251	0.8	TBR	TBR	Garden
Pleasanton, CA

Total	880	$11.4	$303.4	$293.5

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(2)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(3)	Reflects the aggregate cost estimates including land. Specific property cost estimates To Be Reported (TBR) once entitlement approvals are received and the company is prepared to begin construction.
(4)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is approximately $664,000.
(5)	During the first quarter of 2011, the Company purchased for $5.1 million, a 4.4 acre site contiguous to its existing Park Viridian operating community and an existing phase 2 land site in Anaheim. The combined undeveloped phases now total 400 units (185 units were added).
(6)	This acquisition is for two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental properties. Predevelopment costs associated with this site total $3 million and are recorded in Other assets.

BRE Properties, Inc.	Exhibit A

Share Analysis as of June 30, 2011

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010
Weighted Average
Weighted average shares outstanding (1)	70,025	64,890	64,305	64,050	61,820
Weighted average OP units (2)	615	615	—	640	695
Dilutive effect of stock based awards	225	215	195	160	170

Diluted shares - FFO (2)	70,865	65,720	64,500	64,850	62,685
Less: Anti-dilutive OP Units (3)	(615)	(615)	—	(640)	(695)
Less: Anti-dilutive stock based awards (3)	—	—	(195)	—	—

Diluted shares - EPS(4)	70,250	65,105	64,305	64,210	61,990

	YTD	YTD
Weighted Average	6/30/2011	6/30/2010
Weighted average shares outstanding (1)	67,760	58,985
Weighted average OP units	615	730
Dilutive effect of stock based awards	220	145

Diluted shares - FFO	68,595	59,860
Less: Anti-dilutive OP Units (3)	(615)	(730)

Diluted shares - EPS(4)	67,980	59,130

	As of 6/30/2011	As of 3/31/2011	As of 12/31/2010	As of 9/30/2010	As of 6/30/2010
Ending
Shares outstanding at end of period	74,697	65,341	64,675	64,088	64,022
OP units at end of period	615	615	615	639	639
Dilutive effect of stock based awards	220	215	170	160	175

Total	75,532	66,171	65,460	64,887	64,836

SUMMARY OF PREFERRED SHARES
	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011	Qtr. Ended 12/31/2010	Qtr. Ended 9/30/2010	Qtr. Ended 6/30/2010
6.75% Series C, $25 per share liquidation preference	—	4,000	4,000	4,000	4,000
6.75% Series D, $25 per share liquidation preference	3,000	3,000	3,000	3,000	3,000

	3,000	7,000	7,000	7,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	OP Units are anti-dilutive for FFO and EPS for the quarter ended December 31, 2010, and therefore are not included in shares calculation.
(3)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(4)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.	Exhibit B

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 6/30/2011	Quarter Ended 6/30/2010	Six Months Ended 6/30/2011	Six Months Ended 6/30/2010
Net income available to common shareholders	$6,172	$16,297	$15,816	$21,822
Depreciation from continuing operations	27,936	22,470	52,337	44,352
Depreciation from discontinued operations	—	1,088	—	2,313
Redeemable noncontrolling interest in income	335	373	671	745
Depreciation from unconsolidated entities	514	486	1,020	966
Net gain on investments	—	(11,681)	—	(11,681)
Redemption related preferred stock issuance cost	—		—
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)	(210)	(210)

Funds from operations	$34,852	$28,928	$69,634	$58,307

Allocation to participating securities - diluted FFO (1)	$(145)	$(199)	$(225)	$(433)

Allocation to participating securities - diluted EPS (1)	$(3)	$(94)	$(39)	$(116)

Diluted shares outstanding - EPS (2)	70,250	61,990	67,980	59,130
Net income per common share - diluted	$0.09	$0.26	$0.23	$0.37

Diluted shares outstanding - FFO (2)	70,865	62,685	68,595	59,860
FFO per common share - diluted	$0.49	$0.46	$1.01	$0.97

(1)	Adjustment to the numerators for diluted FFO per common share and diluted net income per common share calculations when applying the two class method for calculating EPS.
(2)	See analysis of weighted average shares and ending shares at Exhibit A.

BRE Properties, Inc.	Exhibit B, continued

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 6/30/2011	Quarter Ended 6/30/2010	Six Months Ended 6/30/2011	Six Months Ended 6/30/2010
Net income available to common shareholders	$6,172	$16,297	$15,816	$21,822
Interest, including discontinued operations	18,739	20,727	38,487	41,826
Depreciation, including discontinued operations	27,936	23,558	52,337	46,665

EBITDA	52,847	60,582	106,640	110,313
Redeemable noncontrolling interest in income	335	373	671	745
Net gain on sales	—	(11,681)	—	(11,681)
Dividends on preferred stock	2,653	2,953	5,606	5,906
Other expenses	111	1,771	254	2,696
Net loss on extinguishment of debt	—	558	—	558
Redemption related to preferred stock issuance cost	3,616	—	3,616	—

Adjusted EBITDA	$59,562	$54,556	$116,787	$108,537

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 6/30/2011	Quarter Ended 6/30/2010	Six Months Ended 6/30/2011	Six Months Ended 6/30/2010
Net income available to common shareholders	$6,172	$16,297	$15,816	$21,822
Interest, including discontinued operations	18,739	20,727	38,487	41,826
Depreciation, including discontinued operations	27,936	23,558	52,337	46,665
Redeemable noncontrolling interest in income	335	373	671	745
Net gain on sales	—	(11,681)	—	(11,681)
Dividends on preferred stock	2,653	2,953	5,606	5,906
General and administrative expense	5,159	5,233	10,394	10,439
Other expenses	111	1,771	254	2,696
Net loss on extinguishment of debt	—	558	—	558
Redemption related to preferred stock issuance cost	3,616	—	3,616	—

NOI	$64,721	$59,789	$127,181	$118,976

Less Non Same-Store NOI	8,705	6,155	16,478	11,711

Same-Store NOI	$56,016	$53,634	$110,703	$107,265